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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes Robert E. Lowder, Young J. Boozer, III and W. Flake Oakley, IV, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on his or her behalf The Colonial BancGroup, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.

     Hereby executed by the following persons in the capacities indicated on January 21, 1998, in Montgomery, Alabama.

                     SIGNATURE                                                 TITLE
                     ---------                                                 -----

               /s/ ROBERT E. LOWDER                         Chairman of the Board, President and Chief
---------------------------------------------------           Executive Officer
                 Robert E. Lowder

                                                            Director
---------------------------------------------------
                   Lewis Beville

                                                            Director
---------------------------------------------------
                  Young J. Boozer

                /s/ WILLIAM BRITTON                         Director
---------------------------------------------------
                  William Britton

                                                            Director
---------------------------------------------------
                 Jerry J. Chesser

           /s/ AUGUSTUS K. CLEMENTS, III                    Director
---------------------------------------------------
             Augustus K. Clements, III

                 /s/ ROBERT CRAFT                           Director
---------------------------------------------------
                   Robert Craft

                /s/ PATRICK F. DYE                          Director
---------------------------------------------------
                  Patrick F. Dye

                                                            Director
---------------------------------------------------
                Clinton Holdbrooks

                                                            Director
---------------------------------------------------
                    D.B. Jones

                                                            Director
---------------------------------------------------
                  Harold D. King

               /s/ JOHN ED MATHISON                         Director
---------------------------------------------------
                 John Ed Mathison

                                                            Director
---------------------------------------------------
                  Milton McGregor

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
                     SIGNATURE                                                 TITLE
                     ---------                                                 -----

             /s/ JOHN C.H. MILLER, JR.                      Director
---------------------------------------------------
              John C. H. Miller, Jr.

                                                            Director
---------------------------------------------------
                  Joe D. Mussafer

            /s/ WILLIAM E. POWELL, III                      Director
---------------------------------------------------
              William E. Powell, III

               /s/ DONALD J. PREWITT                        Director
---------------------------------------------------
                 Donald J. Prewitt

                                                            Director
---------------------------------------------------
                  Jack H. Rainer

                  /s/ JIMMY RANE                            Director
---------------------------------------------------
                    Jimmy Rane

               /s/ FRANCES E. ROPER                         Director
---------------------------------------------------
                 Frances E. Roper

                                                            Director
---------------------------------------------------
                  Simuel Sippial

                                                            Director
---------------------------------------------------
                    Ed V. Welch

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